    Exhibit 10.1
AMENDMENT NO. 10
TO MORTGAGE LOAN PARTICIPATION SALE AGREEMENT
Amendment No. 10 to the Mortgage Loan Participation Sale Agreement, dated as of June 24, 2025 (this “Amendment”) is between JPMorgan Chase Bank, National Association (the “Purchaser”) and Nationstar Mortgage LLC (the “Seller”).
RECITALS
The parties hereto are parties to that certain (i) Mortgage Loan Participation Sale Agreement, dated as of August 30, 2016 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing Participation Agreement”; and as amended by this Amendment, the “Participation Agreement”); and (ii) Pricing Side Letter and Fee Letter, dated as of August 30, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Pricing Side Letter”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Participation Agreement.
The parties hereto have agreed, subject to the terms and conditions of this Amendment, that the Existing Participation Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Participation Agreement.
Accordingly, the parties hereto hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Participation Agreement is hereby amended as follows:
SECTION 1.Amendment to the Existing Participation Agreement. Effective as of the date hereof, the Existing Participation Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in (x) the changed pages of the amended text of the Participation Agreement attached as Exhibit A-1 hereto and (y) the full amended text of the Participation Agreement attached as Exhibit A-2 hereto. The parties hereto further acknowledge and agree that Exhibit A-2 constitutes the Participation Agreement.
SECTION 2.Conditions Precedent to Amendment. This Amendment shall be effective as of the date hereof, subject to the execution and delivery of this Amendment by all parties hereto.
SECTION 3.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Participation Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 4.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Amendment and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures In Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
SECTION 5.Severability. This Amendment, together with the Existing Participation Agreement and Program Documents, constitute the entire understanding between Purchaser and Seller with respect to the subject matter they cover and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions involving Purchased Mortgage Loans. By acceptance of this Amendment, Purchaser and Seller acknowledge that they have not made, and are not relying upon, any statements, representations, promises or undertakings not contained in this Amendment. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS RULES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their name to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
PURCHASER:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
By:    /s/ Jeffrey Neufeld
Name: Jeffrey Neufeld
Title: Executive Director
SELLER:
NATIONSTAR MORTGAGE LLC
By:    /s/ Lola Akibola
Name: Lola Akibola
Title: SVP, Treasurer

Exhibit A-1 PARTICIPATION AGREEMENT (Redline)

_______________________________________________________________________________

MORTGAGE LOAN PARTICIPATION SALE AGREEMENT

between

NATIONSTAR MORTGAGE LLC

as Seller, and
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Purchaser August 30, 2016
_______________________________________________________________________________

“Takeout Price”: As to each Takeout Commitment the purchase price (expressed as a percentage of par) set forth therein.
“Termination Date”: The earlier of (i) June ~~27~~26, ~~2025~~2026, and (ii) upon the occurrence and continuance of a Servicer Termination Event under the Agreement.
“Transaction”: Each of (i) each agreement by Purchaser to purchase, and by Seller to sell, a Mortgage Pool as evidenced by a Participation Certificate under the terms and conditions of this Agreement; (ii) Seller’s performance of its obligations both hereunder respecting such Mortgage Pool and under the Custodial Agreement; (iii) the issuance and delivery of the related Agency Security together with Seller’s undertakings respecting the facilitation of such Agency Security issuance; (iv) the delivery of the related Agency Security to the Takeout Buyer under each Takeout Commitment; (v) Purchaser’s exercise of its rights and remedies hereunder and in the Custodial Agreement in the event of an Agency Security Issuance Failure or Servicer Termination Event; and (vi) as appropriate, Seller’s servicing of the Mortgage Pool as described herein.
“USDA”: The United States Department of Agriculture or any successor thereto. “USDA Loan”: A Mortgage Loan that is or will be guaranteed by the USDA. “USDA Regulations”: The regulations promulgated by the USDA under the
Helping Families Save Their Homes Act of 2009, as amended from time to time and codified in 7 Code of Federal Regulations, and other USDA issuances relating to USDA Loans, including the related handbooks, circulars, notices and mortgagee letters.
“VA”: The Department of Veterans Affairs.
“VA Approved Lender”: A lender that is approved by the VA to act as a lender in connection with the origination of any VA Loan subject to a VA Loan Guaranty Agreement.
“VA Loan”: A Mortgage Loan that is or will be the subject of a VA Loan Guaranty Agreement.
“VA Loan Guaranty Agreement”: The obligation of the United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) pursuant to the Serviceman’s Readjustment Act, as amended.
“Wire Instructions”: The wiring instructions as provided by the Seller to the Purchaser and attached hereto as Exhibit C.
Section 2.    Purchases of Participation Certificates.
(a) Purchaser may in its sole discretion from time to time, purchase one or more Participation Certificates from Seller at the Purchase Price. Prior to Purchaser’s purchase of any Participation Certificate, the Conditions Precedent set forth in Section 8 shall be satisfied or waived.

PURCHASER NOTICES
Name: ~~Jonathan Davis~~Rifat Chowdhury
Title:    ~~Executive~~Managing Director
Telephone: (212) ~~834-3850~~834-5873
Facsimile:    (917) 464-4160
E-mail: ~~jonathan Davis~~Rifat Chowdhury@jpmorgan.com
PRCHASER AUTHORIZATIONS
Address:    JPMorgan Chase Bank, National Association
383 Madison Avenue 8th Floor
New York, New York 10179
Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for Purchaser under this Agreement:

Name	Title	Signature
Michael Brown	Managing Director
Rifat Chowdhury	Managing Director
~~Jonathan Davis~~Jeffrey Neufeld	Executive Director
Noah Noonan	Executive Director
Jason Brand	Executive Director
Josh Peters	Executive Director
Sean ~~Neuffer~~Walker	Executive Director
Rebecca Wang	Executive Director
Kelly Sun	Vice President
Michael Kammerer	Vice President
~~Sophia Redzaj~~Roshni Bhasin	Vice President
~~Jennifer Aiman~~John Getchius	Vice President
Annie Sun	Vice President
Arat Apik	Executive Director
Michelle Peppel	Vice President
Natalie Sheeran	Vice President
Patrick Giudice	Vice President
~~Patrick Giudice~~John Kirincic	Vice President
~~Harry Lemberg~~Marek Kostyszyn	Vice President
Juan Dottore	Associate
Kameron Kilmer	Associate
Alan McCaffery	Associate
Mark Dobos	Associate
Nikolay Savov	Associate
Scarlett Fan	Associate
Marcos Czerwinski	Associate
Moira Coto	Associate

Name	Title	Signature
Anthony Lassiter	Vice President
Felencia Walston	Vice President
Madison Hernandez	Associate
Jennifer Torres	Associate
Kimberly McGee	Associate
Seth Sjogren	Associate
Ted Morales	Associate
Kassandra Buckley	Operations Supervisor
~~Marc Ferrante~~Maria Dolores Nasif	Vice President